UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Allspring Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Mathew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
April 30, 2022
Allspring
Multi-Sector Income Fund (ERC)

The views expressed and any forward-looking statements are as of April 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Multi-Sector Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi annual report for the Allspring Multi-Sector Income Fund for the six-month period that ended  April 30, 2022. Global stocks and bonds declined during a challenging period. Despite progress on a global economic recovery from COVID-19, persistently high inflation, concerns regarding anticipated tightening of central bank monetary policy and turmoil caused by the Russian invasion of Ukraine all led to a retreat from financial market gains made earlier in 2021. Major stock and bond indexes, both U.S. and global, had substantial six-month losses.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -9.65%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -11.87%, while the MSCI EM Index (Net) (USD),3 trailed both developed market benchmarks with a return of -14.15%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -9.47%, the Bloomberg Global Aggregate ex-USD Index,5 lost 13.25%, the Bloomberg Municipal Bond Index,6 returned -7.90%, and the ICE BofA U.S. High Yield Index,7 lost 7.22%.
Inflationary concerns and the Russia-Ukraine war caused markets to retreat.
In November 2021, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index8, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the U.S. Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members, up from previous projections of just one hike.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[8]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

2  |  Allspring Multi-Sector Income Fund

Letter to shareholders (unaudited)
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate increase was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
“ U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.”

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Multi-Sector Income Fund  |  3

Letter to shareholders (unaudited)
Notice to Shareholders
■	On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
■	The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

4  |  Allspring Multi-Sector Income Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.
Strategy summary	The Fund allocates its assets between three separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve consisting of below investment-grade (high yield) debt; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approxiamtely 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage-backed securities, and investment-grade corporate bonds.
Adviser	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Limited
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Chris Lee, CFA®‡, Michael Lee, Alex Perrin, Michael J. Schueller, CFA®‡, Lauren van Biljon, CFA®‡, Noah Wise, CFA®‡

Average annual total returns (%) as of April 30, 2022[1]
	6 months	1 year	5 year	10 year
Based on market value	-22.82	-15.82	3.25	4.73
Based on net asset value (NAV)	-11.23	-9.48	3.70	4.91
Multi-Sector Income Blended Index[2]	-9.32	-8.60	2.07	3.12
Bloomberg U.S. Credit Bond Index[3]	-12.27	-10.13	1.87	2.75
Bloomberg U.S. Securitized Index[4]	-8.40	-8.62	0.61	1.35
ICE BofA U.S. High Yield Constrained Index[5]	-7.21	-4.96	3.54	5.19
J.P. Morgan GBI-EM Global Diversified Composite Index[6]	-13.17	-15.95	-1.28	-1.43
J.P. Morgan Global Government Bond Index (ex U.S.)[7]	-15.24	-18.10	-1.20	-1.33
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended April 30, 2022, was 1.25% which includes 0.37% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	Source: Allspring Funds Management, LLC. The Multi-Sector Income Blended Index is composed of 60% ICE BofA U.S. High Yield Constrained Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg U.S. Credit Bond Index, 7.5% Bloomberg U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond Index (ex U.S.). You cannot invest directly in an index.
[3]	The Bloomberg U.S. Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities. You cannot invest directly in an index.
[5]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[6]	The J.P. Morgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. You cannot invest directly in an index.
[7]	The J.P. Morgan Global Government Bond Index (ex U.S.) measures the total return from investing in 12 developed government bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the U.K. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of April 30, 2022[1]
[1]	The chart compares the performance of the Fund for the most recent ten years with the Multi-Sector Income Blended Index, Bloomberg U.S. Credit Bond Index, Bloomberg U.S. Securitized Index, ICE BofA U.S. High Yield Constrained Index, J.P. Morgan GBI-EM Global Diversified Composite Index and J.P. Morgan Global Government Bond Index (ex U.S.). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Multi-Sector Income Fund  |  7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. The Fund is exposed to mortgage- and asset-backed securities risk. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 12.

8  |  Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
MANAGERS' DISCUSSION
Overview
The Fund’s return based on market value was -22.82% for the six-month period that ended April 30, 2022. During the same period, the Fund’s return based on its net asset value (NAV) was -11.23%. Based on both its market value and its NAV return, the Fund underperformed the Multi-Sector Income Blended Index, which returned -9.32% for the six-month period that ended April 30, 2022.
Market overview
For the six-month period ending April 30, 2022, risk assets significantly underperformed like-duration Treasuries, given elevated global risks, inflation, and aggressive hawkish shift in U.S. Federal Reserve (Fed) policy. Investment-grade corporate and non-agency securitized spreads widened 30–60 basis points (bps; 100 bps equal 1.00%), with lower-rated credits underperforming the most. BBB-rated corporates widened 57 bps over the period, versus 42 bps and 25 bps for A-rated and AA-rated corporates, respectively. Similarly, BBB-rated commercial mortgage-backed securities (CMBS) spreads widened 59 bps while AAA-rated CMBS widened 29 bps. Within securitized bonds, floating-rate and shorter-duration credits generally outperformed fixed-rate longer maturities. Certain CMBS bonds also benefited from continued operating improvements of underlying loans.
Ten largest holdings (%) as of April 30, 2022[1]
Mexico, 8.50%, 5-31-2029	3.33
India, 7.32%, 1-28-2024	3.21
Indonesia, 7.00%, 9-15-2030	2.65
Romania, 3.65%, 9-24-2031	2.10
Colombia, 7.50%, 8-26-2026	1.78
International Bank for Reconstruction & Development, 9.50%, 2-9-2029	1.40
Mexico, 7.75%, 5-29-2031	1.28
Romania, 5.00%, 2-12-2029	1.27
International Bank for Reconstruction & Development, 6.75%, 2-9-2029	1.21
Occidental Petroleum Corporation, 6.45%, 9-15-2036	1.16
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
During the period, the ICE BofA U.S. High Yield Constrained Index returned -7.21%, driven primarily by rising U.S. Treasury yields but also by wider spreads. Over the past six months, the yield on the benchmark 5-year Treasury rose to 2.96% from 1.19%. High-yield spreads widened by 88 basis points (bps; 100 bps equal 1.00%), pushing the high-yield index yield to 7.06%.
The unintended consequence of the fiscal and monetary stimulus that aided market valuations and the economic recovery in 2020 is high inflation that has moved quickly from being considered transitory to being persistent. The Consumer Price Index* rose from 4% to 8.5% over the past 12 months.
The six-month period was an uncomfortable one for sovereign bond markets, with a strong focus on inflation prompting a widespread and material rise in yields. Russia’s invasion of Ukraine reinforced these fears, with the combination of supply chain bottlenecks and higher commodity prices meriting close attention. Global interest rates — both actual and forecast — have started to rise with more expected.
Credit quality as of April 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Multi-Sector Income Fund  |  9

Performance highlights (unaudited)
Portfolio positioning update
Inflation will have a disproportionate effect on issuers. Identifying attractively priced idiosyncratic credits from those that are vulnerable to inflation, and diversifying bets among them, have been top priorities.
On a regional basis, reduced exposure to Asia and Eastern Europe funded increased exposure to Latin America. The material drop in Russian government bond exposure is due to an aggressive drop in pricing in the wake of war and sanctions. Exposure to Indonesia and Malaysia was reduced after a period of good performance. These sales were balanced by purchases of Brazilian bonds and a new position in Hungarian government bonds.
Detractors
The largest detractor from performance among securitized sectors was an overweight to BBB-rated financial corporates. Out-of-benchmark positions in residential mortgage-backed securities (RMBS) and collateral loan obligations (CLOs) were modest detractors.
In the high-yield sleeve, the main detractors over the six months came from investments in the energy sector. The industry’s capital discipline has allowed companies to generate free cash flow and repay debt, but interest rate volatility more than offset the sector’s fundamental improvement. The Fund's use of leverage had a negative impact on total return performance during this reporting period.
Exposure to Russian government bonds was a material detractor over the reporting period, with pricing on the securities currently in the low single digits. The ruble fared better, aided by central bank intervention, but in general the U.S. dollar outperformed, which weighed on overall returns. Bond and currency exposure in Eastern Europe — Romania and Hungary — detracted.
Effective maturity distribution as of April 30, 2022[1]
[1]	Figures represent the percentage of the Fund’s fixed-income securities. These amounts are subject to change and may have changed since the date specified.
Contributors
A short-duration position versus the benchmark was the largest contributor to securitized bond performance. Within spread sectors, out-of-benchmark positioning in subordinate CMBS was the largest contributor, followed by the sleeve’s overweight to BBB-rated industrial corporates. An underweight to utilities within the corporate sector and out-of-benchmark holdings in asset-backed securities (ABS) were modest contributors.
Security selection within technology, health care, and financial services contributed to the high-yield bond sleeve’s performance. The underweight to BB-rated credits and overweight allocation to shorter maturities relative to the index also contributed to performance.
Allocations to the sovereign bond markets of South Africa, China, and Brazil contributed during the reporting period. On the currency front, positions in the Brazilian real and Mexican peso advanced against the U.S. dollar. The limited-duration profile offered some protection from rising yields, but it couldn’t shelter the portfolio from sharply negative absolute returns.
Geographic allocation as of April 30, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Outlook: Inflation expected to moderate with future Fed moves priced in
We expect continued deceleration in U.S. growth because of tighter monetary conditions and a lack of new fiscal stimulus. Although inflation has risen to a multi-decade high, we believe it will begin to moderate in the second half of 2022 as Fed policy takes effect. We have turned neutral on rates and believe current levels fully reflect anticipated inflation levels and future Fed moves.
Within securitized sectors, we see value in consumer ABS sectors, including subordinate subprime auto loans and certain consumer lending deals. We also see opportunities in mezzanine RMBS and broadly syndicated CLOs, which remain cheap relative to other asset classes of comparable quality.
We are neutral on corporate credit given current valuations. We continue to favor financials over industrials, based on the

10  |  Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
former’s favorable fundamentals and the latter’s higher leverage levels. Lower event risk in the financial space is also attractive.
Roughly 50% of the mortgage/corporate sleeve’s exposure is in corporate credit, and 47% is in fixed-rate and floating-rate mortgage securities. The largest industry exposures in the credit sector include insurance, energy, banking, and technology companies.
High-yield fundamentals are strong, but companies face inflation. Fortunately, many companies extended maturities and deleveraged their balance sheets when rates were lower. Distressed credits, those whose bonds trade with spreads greater than 1,000 bps, comprise just 2.5% of the market. Typically, about half of these distressed credits will default. If that pattern holds, next year’s default rate would be just 1.25%; in historical terms, this is still quite low. Nevertheless, we do believe challenging macroeconomic conditions make the probability of a recession in the next 12 months higher than it was 6 months ago.  Staying disciplined to a comprehensive credit underwriting process should allow us to construct a portfolio that can better withstand a potential recession and inflation, and, we believe, is truly distinct from the market.
Emerging market central banks in Latin America and Europe continue to tighten monetary policy, having been far more proactive than in previous cycles. With developed market central banks now joining the fray, we could see stability returning to global bond markets. Look for increased growth dispersion in the quarters ahead which could complicate the aggressively front-loaded global rate hike cycle currently priced into markets.
Fund distributions
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a managed distribution plan pursuant to which the Fund makes monthly cash distributions to common shareholders. The Fund’s managed distribution plan had no effect on the Fund’s investment strategy during the six months ended April 30, 2022 and is not expected to have such an effect in future periods, but distributions in excess of Fund returns will cause its NAV per share to erode. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan. For the six month ended April 30, 2022, the Fund’s total distributions were $0.58 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on Form 1099-DIV.

Allspring Multi-Sector Income Fund  |  11

Objective, strategies and risks (unaudited)
Investment objective
The Fund seeks to provide a high level of current income consistent with limiting its overall exposure to domestic interest rate risk. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) of the Fund.
Principal investment strategies
The Fund allocates its assets between three separate investment strategies, or sleeves.
High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve with an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments).
For purposes of the sleeve’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the sleeve will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The sleeve’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Report Period: As of the date of this report, there have been no material changes made to the high yield bond sleeve of the Fund during this report period.

12  |  Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
International/Emerging Markets Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-40% of its total assets to an investment strategy that focuses on developed and emerging market debt securities, including obligations of foreign governments or governmental entities, foreign corporations, or supranational agencies denominated in various currencies. Within this sleeve, the Fund invests in at least three countries or supranational agencies.
Up to 10% of the debt securities in the sleeve may be below investment grade. The weighted average credit quality of the sleeve is expected to be investment grade.
Currency is managed as a separate asset class. We may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies. The sleeve may enter into foreign currency exchange contracts to gain or hedge currency exposure or control risk.
While we may purchase securities of any maturity or duration, under normal circumstances, we expect this sleeve of the Fund’s portfolio to maintain a dollar-weighted average effective maturity of between 5 and 14 years, and a dollar-weighted average effective duration of between 3 1/2 and 10 years. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal and interest is due on fixed income securities in this sleeve of the Fund. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.
We use proprietary models and systems to assess and highlight areas of relative value around the world. Model-driven forecasts are created using fundamental economic inputs to generate economic forecasts on the global bond markets. With these forecasts, an optimization process accounts for multiple iteration scenarios to create, what we believe to be, an optimal portfolio strategy. The output of the model process is intended to provide relative valuations for determining an over, or underweight of country-specific bond markets. Similarly, currencies are valued for their potential returns or to hedge currency exposure. These macro ‘top-down’ quantitative models are used in conjunction with our investment expertise and aligned with a ‘bottom-up’ security selection process. Each of our quantitative models and investment expertise are equally important in our security selection process.
Sell decisions with respect to this sleeve are valuation-driven based on our models and our fundamental analysis. We may also sell a security held by this sleeve of the Fund due to changes in portfolio strategy or cash flow needs.
Material Changes During the Report Period: As of the date of this report, there have been no material changes made to the international/emerging markets bond sleeve of the Fund during this report period.
Mortgage/Corporate Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-30% of its total assets to an investment strategy that focuses on adjustable-rate and fixed-rate mortgage backed securities (including collateralized mortgage obligations (“CMOs”)) and asset-backed securities) and investment grade corporate bonds. Mortgage backed securities in which the sleeve invests may include both non-agency mortgage securities and securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. The sleeve may invest in securities with a broad range of maturities.
Under normal circumstances, we expect to maintain an average weighted credit quality rating for the sleeve of investment-grade (BBB-/Baa3 or better). As part of our mortgage-backed securities investment strategy, we may enter into dollar roll transactions for this sleeve of the Fund.
We employ a top-down, macroeconomic outlook to determine the portfolio’s duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer’s general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.
Material Changes During the Report Period: As of the date of this report, there have been no material changes made to the mortgage/corporate bond sleeve of the Fund during this report period.

Allspring Multi-Sector Income Fund  |  13

Objective, strategies and risks (unaudited)
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund may enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. The Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 10% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

14  |  Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Allspring Multi-Sector Income Fund  |  15

Objective, strategies and risks (unaudited)
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
■	As a hedge against adverse changes in securities market prices or interest rates; and
■	As a substitute for purchasing or selling securities.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

16  |  Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of the Fund. Mortgage dollar roll transactions involve the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting the fund’s ability to repurchase securities at the agreed upon price.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund as described below.  Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super majority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the

Allspring Multi-Sector Income Fund  |  17

Objective, strategies and risks (unaudited)
Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause the Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

18  |  Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
Management Risk. Investment decisions, techniques, analyses or models implemented by the Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.
Sovereign Debt Risk. Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment will be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner can be expected to be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer will default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

Allspring Multi-Sector Income Fund  |  19

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.46%
FHLMC (5 Year Treasury Constant Maturity +2.09%) ±	2.65%	9-1-2032	$297,642	$ 293,057
FHLMC	8.50	7-1-2028	10,943	11,705
FHLMC Series 1383 (1 Year Treasury Constant Maturity +2.25%) ±	2.36	2-1-2037	50,720	52,779
FHLMC Series 2013-K30 Class B 144A±±	3.56	6-25-2045	700,000	702,963
FHLMC Series 2390 Class FD (1 Month LIBOR +0.45%) ±	1.00	12-15-2031	8,034	8,051
FHLMC Series 2567 Class FH (1 Month LIBOR +0.40%) ±	0.95	2-15-2033	26,687	26,706
FHLMC Series 3987 Class CI ♀	3.50	6-15-2026	591,601	5,727
FNMA (6 Month LIBOR +1.64%) ±	1.89	9-1-2037	8,561	8,543
FNMA	6.00	4-1-2033	46,634	47,544
FNMA	7.50	2-1-2030	3,272	3,287
FNMA Series 1997-20 Class IO ♀±±	1.84	3-25-2027	43,078	485
FNMA Series 2001-25 Class Z	6.00	6-25-2031	32,597	34,408
FNMA Series 2001-35 Class F (1 Month LIBOR +0.60%) ±	1.27	7-25-2031	1,986	1,999
FNMA Series 2001-57 Class F (1 Month LIBOR +0.50%) ±	1.17	6-25-2031	2,000	2,008
FNMA Series 2002-77 Class FH (1 Month LIBOR +0.40%) ±	0.95	12-18-2032	12,173	12,175
FNMA Series 2002-97 Class FR (1 Month LIBOR +0.55%) ±	1.22	1-25-2033	3,086	3,102
GNMA	6.50	6-15-2028	11,262	11,902
GNMA Series 2019-H06 Class HI ♀±±	1.82	4-20-2069	3,597,430	131,928
Total Agency securities (Cost $1,325,607)				1,358,369
Asset-backed securities: 1.56%
Acres plc Series 2021-FL2 Class A (1 Month LIBOR +1.40%) 144A±	1.95	1-15-2037	500,000	493,280
Aqua Finance Trust Series 2021-A Class A 144A	1.54	7-17-2046	612,414	577,440
Asset-Backed Funding Certificates Series 2003-AHL1 Class A1	3.68	3-25-2033	95,106	92,420
Bear Stearns Asset Backed Securities Series 2002-2 Class A1 (1 Month LIBOR +0.66%) ±	1.33	10-25-2032	67,131	66,441
Carvana Auto Receivables Trust Series 2019-4A Class B 144A	2.53	7-15-2024	368,826	369,039
DT Auto Owner Trust Series 2019-2A Class D 144A	3.48	2-18-2025	1,000,000	1,002,849
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	992,500	989,398
Mesa Trust Asset Backed Certificates Series 2001-5 Class A (1 Month LIBOR +0.80%) 144A±	1.47	12-25-2031	2,724	2,712
Montana Higher Education Student Assistance Corporation Series 2012-1 Class A2 (1 Month LIBOR +1.00%) ±	1.59	5-20-2030	98,056	98,148
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	1,000,000	943,084
Total Asset-backed securities (Cost $4,762,360)				4,634,811

The accompanying notes are an integral part of these financial statements.

20  |  Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Shares	Value
Common stocks: 1.39%
Communication services: 0.38%
Diversified telecommunication services: 0.38%
Intelsat SA ‡†	40,208	$ 1,125,824
Energy: 0.56%
Energy equipment & services: 0.33%
Bristow Group Incorporated †	33,364	994,914
Oil, gas & consumable fuels: 0.23%
Denbury Incorporated †	10,597	677,996
Financials: 0.45%
Mortgage REITs: 0.45%
Blackstone Mortgage Trust Incorporated Class A	14,944	448,918
Ladder Capital Corporation	41,398	471,523
Starwood Property Trust Incorporated	18,508	423,463
		1,343,904
Total Common stocks (Cost $6,021,362)		4,142,638

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 72.98%
Communication services: 12.85%
Diversified telecommunication services: 0.74%
Cablevision Lightpath LLC 144A	3.88%	9-15-2027	$160,000	140,701
Cablevision Lightpath LLC 144A	5.63	9-15-2028	140,000	119,963
Level 3 Financing Incorporated 144A	3.63	1-15-2029	425,000	344,913
Level 3 Financing Incorporated 144A	4.25	7-1-2028	375,000	316,875
Zayo Group Holdings Incorporated 144A	6.13	3-1-2028	1,525,000	1,277,188
				2,199,640
Entertainment: 1.47%
CEC Entertainment LLC 144A	6.75	5-1-2026	630,000	592,200
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	870,000	787,350
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	528,000	521,400
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	1,380,000	1,431,474
Seaworld Parks & Entertainment 144A	5.25	8-15-2029	1,165,000	1,060,057
				4,392,481
Interactive media & services: 0.46%
Rackspace Technology Company 144A	5.38	12-1-2028	1,665,000	1,356,525
Media: 9.69%
CCO Holdings LLC 144A	4.25	1-15-2034	530,000	421,350
CCO Holdings LLC 144A	4.50	8-15-2030	3,000,000	2,617,500
CCO Holdings LLC	4.50	5-1-2032	250,000	210,289
CCO Holdings LLC 144A	5.00	2-1-2028	150,000	142,875
CCO Holdings LLC 144A	5.13	5-1-2027	450,000	438,651
Charter Communications Operating LLC	5.05	3-30-2029	675,000	671,405
Cinemark USA Incorporated 144A	5.25	7-15-2028	1,650,000	1,466,108
Cinemark USA Incorporated 144A	5.88	3-15-2026	420,000	391,650
Cinemark USA Incorporated 144A	8.75	5-1-2025	385,000	399,919
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  21

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media (continued)
Clear Channel Outdoor Holdings 144A	5.13%	8-15-2027	$435,000	$ 408,770
Clear Channel Outdoor Holdings 144A	7.75	4-15-2028	550,000	518,375
CSC Holdings LLC 144A	4.13	12-1-2030	865,000	713,625
CSC Holdings LLC 144A	4.63	12-1-2030	625,000	478,125
CSC Holdings LLC 144A	5.75	1-15-2030	4,025,000	3,340,750
DIRECTV Financing LLC 144A	5.88	8-15-2027	740,000	696,525
DISH DBS Corporation	5.13	6-1-2029	400,000	312,444
DISH DBS Corporation 144A	5.75	12-1-2028	1,280,000	1,144,934
DISH DBS Corporation	7.75	7-1-2026	340,000	319,826
Gray Escrow II Incorporated 144A	5.38	11-15-2031	2,150,000	1,853,214
Gray Television Incorporated 144A	4.75	10-15-2030	1,850,000	1,609,500
Lamar Media Corporation	4.00	2-15-2030	500,000	448,025
Match Group Holdings II LLC 144A	5.63	2-15-2029	1,081,000	1,043,165
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	450,000	408,375
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	750,000	729,848
Outfront Media Capital Corporation 144A	4.63	3-15-2030	675,000	603,990
Outfront Media Capital Corporation 144A	5.00	8-15-2027	50,000	47,563
QVC Incorporated	4.38	9-1-2028	1,283,000	1,090,178
QVC Incorporated	4.75	2-15-2027	2,340,000	2,094,277
QVC Incorporated	5.95	3-15-2043	450,000	350,417
Salem Media Group Incorporated 144A	6.75	6-1-2024	845,000	832,325
Scripps Escrow II Incorporated 144A	3.88	1-15-2029	170,000	151,113
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	1,185,000	1,054,804
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	100,000	95,500
Townsquare Media Incorporated 144A	6.88	2-1-2026	1,765,000	1,757,234
				28,862,649
Wireless telecommunication services: 0.49%
Sprint Spectrum Company 144A	5.15	9-20-2029	750,000	771,563
T-Mobile USA Incorporated	3.50	4-15-2031	780,000	691,337
				1,462,900
Consumer discretionary: 8.34%
Auto components: 0.80%
Allison Transmission Incorporated 144A	5.88	6-1-2029	240,000	236,935
Clarios Global LP 144A	6.25	5-15-2026	305,000	308,050
Clarios Global LP 144A	6.75	5-15-2025	45,000	45,900
Cooper Tire & Rubber Company	7.63	3-15-2027	1,710,000	1,791,225
				2,382,110
Automobiles: 0.17%
Ford Motor Company	3.25	2-12-2032	645,000	524,192
Diversified consumer services: 0.41%
Service Corporation International	7.50	4-1-2027	1,125,000	1,223,438
Hotels, restaurants & leisure: 3.74%
Carnival Corporation 144A	4.00	8-1-2028	760,000	684,106
Carnival Corporation 144A	6.00	5-1-2029	640,000	574,400
Carnival Corporation 144A	7.63	3-1-2026	1,165,000	1,140,244
Carnival Corporation 144A	9.88	8-1-2027	425,000	458,042
Carnival Corporation 144A	10.50	2-1-2026	325,000	357,500
CCM Merger Incorporated 144A	6.38	5-1-2026	2,240,000	2,234,400
NCL Corporation Limited 144A	5.88	3-15-2026	910,000	840,667
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure (continued)
NCL Corporation Limited 144A	5.88%	2-15-2027	$900,000	$ 857,916
NCL Corporation Limited 144A	7.75	2-15-2029	560,000	543,200
Royal Caribbean Cruises Limited 144A	5.38	7-15-2027	130,000	119,463
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	345,000	321,469
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	680,000	620,500
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	1,400,000	1,445,269
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	525,000	549,281
Six Flags Entertainment Company 144A	5.50	4-15-2027	400,000	392,004
				11,138,461
Household durables: 0.60%
Allied Universal Holdco LLC 144A	6.63	7-15-2026	600,000	579,864
WASH Multifamily Acquisition Incorporated 144A	5.75	4-15-2026	1,240,000	1,205,900
				1,785,764
Multiline retail: 0.85%
LSF9 Atlantis Holdings LLC 144A	7.75	2-15-2026	570,000	514,191
Macy's Retail Holdings LLC 144A	5.88	4-1-2029	1,260,000	1,195,261
Macy's Retail Holdings LLC 144A	6.13	3-15-2032	135,000	124,875
Nordstrom Incorporated	4.00	3-15-2027	750,000	695,057
				2,529,384
Specialty retail: 1.61%
GAP Incorporated 144A	3.88	10-1-2031	485,000	386,642
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	620,000	557,833
Lithia Motors Incorporated 144A	3.88	6-1-2029	390,000	352,158
Michaels Companies Incorporated 144A	7.88	5-1-2029	1,385,000	1,090,688
NMG Holding Company Incorporated 144A	7.13	4-1-2026	1,040,000	1,032,439
Rent-A-Center Incorporated 144A	6.38	2-15-2029	1,580,000	1,362,971
				4,782,731
Textiles, apparel & luxury goods: 0.16%
G-III Apparel Group Limited 144A	7.88	8-15-2025	460,000	478,400
Consumer staples: 0.49%
Food products: 0.49%
CHS Incorporated 144A	5.25	5-15-2030	400,000	350,660
CHS Incorporated 144A	6.00	1-15-2029	40,000	37,808
CHS Incorporated 144A	6.88	4-15-2029	1,230,000	1,078,735
				1,467,203
Energy: 14.36%
Energy equipment & services: 3.28%
Bristow Group Incorporated 144A	6.88	3-1-2028	2,350,000	2,303,004
Hilcorp Energy Company 144A	5.75	2-1-2029	270,000	264,600
Hilcorp Energy Company 144A	6.00	4-15-2030	145,000	143,913
Hilcorp Energy Company 144A	6.00	2-1-2031	300,000	289,512
Hilcorp Energy Company 144A	6.25	11-1-2028	350,000	348,478
Hilcorp Energy Company 144A	6.25	4-15-2032	145,000	141,274
Oceaneering International Incorporated	4.65	11-15-2024	450,000	435,375
Oceaneering International Incorporated	6.00	2-1-2028	1,580,000	1,469,542
Pattern Energy Operations LP 144A	4.50	8-15-2028	2,890,000	2,702,150
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  23

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Energy equipment & services (continued)
USA Compression Partners LP	6.88%	4-1-2026	$970,000	$ 950,600
USA Compression Partners LP	6.88	9-1-2027	65,000	63,525
W.R. Grace Holdings LLC 144A	5.63	8-15-2029	780,000	664,482
				9,776,455
Oil, gas & consumable fuels: 11.08%
Aethon United 144A	8.25	2-15-2026	1,225,000	1,262,398
Antero Resources Corporation 144A	5.38	3-1-2030	590,000	576,483
Antero Resources Corporation 144A	8.38	7-15-2026	635,000	684,308
Apache Corporation	4.38	10-15-2028	750,000	705,000
Archrock Partners LP 144A	6.25	4-1-2028	590,000	572,300
Archrock Partners LP 144A	6.88	4-1-2027	500,000	500,750
Boardwalk Pipelines LP	4.80	5-3-2029	750,000	737,736
Buckeye Partners LP	5.85	11-15-2043	1,125,000	897,188
Cheniere Energy Partners LP 144A	3.25	1-31-2032	775,000	662,625
Cheniere Energy Partners LP	4.50	10-1-2029	400,000	383,000
Comstock Resources Incorporated 144A	5.88	1-15-2030	195,000	187,650
CQP Holdco LP 144A	5.50	6-15-2031	1,550,000	1,429,565
DCP Midstream Operating Company	5.13	5-15-2029	525,000	516,327
DT Midstream Incorporated 144A	4.13	6-15-2029	300,000	273,000
DT Midstream Incorporated 144A	4.38	6-15-2031	720,000	645,034
Encino Acquisition Partners Company 144A	8.50	5-1-2028	2,345,000	2,350,863
EnLink Midstream Partners LP	5.05	4-1-2045	1,025,000	789,158
EnLink Midstream Partners LP	5.38	6-1-2029	1,465,000	1,425,928
EnLink Midstream Partners LP	5.45	6-1-2047	540,000	437,400
EnLink Midstream Partners LP	5.60	4-1-2044	750,000	618,806
EnLink Midstream Partners LP 144A	5.63	1-15-2028	170,000	168,453
Enviva Partners LP 144A	6.50	1-15-2026	2,365,000	2,409,840
Harvest Midstream LP 144A	7.50	9-1-2028	760,000	771,142
Hess Midstream Operation Company 144A	5.50	10-15-2030	145,000	142,867
Kinder Morgan Energy Partners LP	3.95	9-1-2022	750,000	750,567
Murphy Oil Corporation	5.75	8-15-2025	185,000	185,000
Murphy Oil Corporation	5.88	12-1-2027	150,000	148,875
Murphy Oil Corporation	6.38	7-15-2028	1,230,000	1,251,316
Nabors Industries Limited 144A	7.38	5-15-2027	575,000	586,615
Nabors Industries Limited 144A	9.00	2-1-2025	78,000	80,535
New Fortress Energy Incorporated 144A	6.50	9-30-2026	1,815,000	1,756,593
Occidental Petroleum Corporation	6.45	9-15-2036	3,190,000	3,461,150
Plains All American Pipeline LP	3.85	10-15-2023	750,000	751,811
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	1,265,000	1,201,750
Southwestern Energy Company	4.75	2-1-2032	640,000	605,203
Southwestern Energy Company	7.75	10-1-2027	265,000	276,538
Southwestern Energy Company	8.38	9-15-2028	650,000	702,813
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	785,000	726,125
Tallgrass Energy Partners LP 144A	6.00	9-1-2031	370,000	337,625
Venture Global LNG Incorporated 144A	3.88	11-1-2033	180,000	156,609
Western Midstream Operating LP	5.30	3-1-2048	1,000,000	867,500
				32,994,446
Financials: 14.30%
Banks: 0.64%
Citigroup Incorporated (U.S. SOFR +3.23%) ʊ±	4.70	1-30-2025	750,000	681,000
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Banks (continued)
City National Bank	5.38%	7-15-2022	$500,000	$ 503,201
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	750,000	738,750
				1,922,951
Capital markets: 0.90%
Coinbase Global Incorporated 144A	3.63	10-1-2031	945,000	698,100
MSCI Incorporated 144A	3.25	8-15-2033	275,000	232,375
MSCI Incorporated 144A	4.00	11-15-2029	600,000	552,630
Oppenheimer Holdings Incorporated	5.50	10-1-2025	1,200,000	1,194,564
				2,677,669
Consumer finance: 5.57%
Acuris Finance U.S. Incorporated 144A	5.00	5-1-2028	450,000	411,750
FirstCash Incorporated 144A	4.63	9-1-2028	445,000	404,950
FirstCash Incorporated 144A	5.63	1-1-2030	545,000	506,850
Ford Motor Credit Company LLC	4.00	11-13-2030	590,000	510,350
Ford Motor Credit Company LLC	4.39	1-8-2026	1,450,000	1,399,250
Ford Motor Credit Company LLC	5.11	5-3-2029	2,175,000	2,060,813
Ford Motor Credit Company LLC	5.13	6-16-2025	225,000	224,438
LFS TopCo LLC 144A	5.88	10-15-2026	755,000	698,375
Navient Corporation	5.00	3-15-2027	1,215,000	1,105,996
Navient Corporation	5.50	3-15-2029	915,000	804,587
Navient Corporation	5.63	8-1-2033	825,000	651,750
OneMain Finance Corporation	5.38	11-15-2029	1,100,000	987,250
OneMain Finance Corporation	6.13	3-15-2024	750,000	752,873
OneMain Finance Corporation	6.63	1-15-2028	100,000	98,769
OneMain Finance Corporation	7.13	3-15-2026	925,000	936,563
PECF USS Intermediate Holding III Corporation 144A	8.00	11-15-2029	835,000	770,288
PRA Group Incorporated 144A	5.00	10-1-2029	1,530,000	1,415,602
PROG Holdings Incorporated 144A	6.00	11-15-2029	530,000	468,361
Rocket Mortgage LLC 144A	2.88	10-15-2026	965,000	854,025
Rocket Mortgage LLC 144A	4.00	10-15-2033	985,000	789,133
Synchrony Financial	5.15	3-19-2029	750,000	745,379
				16,597,352
Diversified financial services: 1.35%
Hat Holdings LLC 144A	3.38	6-15-2026	630,000	578,674
Jefferies Finance LLC 144A	5.00	8-15-2028	875,000	796,259
LPL Holdings Incorporated 144A	4.38	5-15-2031	1,220,000	1,113,860
LPL Holdings Incorporated 144A	4.63	11-15-2027	100,000	94,875
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	1,550,000	1,424,125
				4,007,793
Insurance: 2.84%
Amwins Group Incorporated 144A	4.88	6-30-2029	1,240,000	1,135,009
Assurant Incorporated	3.70	2-22-2030	750,000	693,944
AssuredPartners Incorporated 144A	5.63	1-15-2029	665,000	584,841
Brighthouse Financial Incorporated	4.70	6-22-2047	850,000	730,946
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	1,570,000	1,361,975
HUB International Limited 144A	5.63	12-1-2029	195,000	178,913
HUB International Limited 144A	7.00	5-1-2026	330,000	327,086
Liberty Mutual Group Incorporated 144A	4.57	2-1-2029	750,000	760,993
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  25

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
MetLife Incorporated	6.40%	12-15-2066	$1,000,000	$ 1,037,210
Prudential Financial Incorporated (3 Month LIBOR +2.38%) ±	4.50	9-15-2047	750,000	711,188
Ryan Specialty Group LLC 144A	4.38	2-1-2030	200,000	182,406
Sammons Financial Group Incorporated 144A	4.45	5-12-2027	750,000	750,954
				8,455,465
Mortgage REITs: 0.85%
Blackstone Mortgage Trust Incorporated 144A	3.75	1-15-2027	590,000	538,375
Starwood Property Trust Incorporated 144A	4.38	1-15-2027	900,000	839,601
Starwood Property Trust Incorporated	4.75	3-15-2025	465,000	458,819
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	690,000	695,175
				2,531,970
Thrifts & mortgage finance: 2.15%
Enact Holdings Incorporated 144A	6.50	8-15-2025	2,195,000	2,183,762
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	1,080,000	992,736
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	1,070,000	959,876
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	1,120,000	1,100,400
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	1,395,000	1,157,390
				6,394,164
Health care: 3.58%
Health care equipment & supplies: 0.69%
Avantor Funding Incorporated 144A	3.88	11-1-2029	365,000	327,489
Mozart Debt Merger Sub Incorporated 144A	5.25	10-1-2029	1,175,000	1,022,250
Surgery Center Holdings Incorporated 144A	10.00	4-15-2027	665,000	694,925
				2,044,664
Health care providers & services: 2.63%
180 Medical Incorporated 144A	3.88	10-15-2029	475,000	422,750
AdaptHealth LLC 144A	4.63	8-1-2029	240,000	203,400
Air Methods Corporation 144A	8.00	5-15-2025	1,850,000	1,512,375
CommonSpirit Health	3.82	10-1-2049	750,000	649,133
CVS Pass-Through Trust	6.04	12-10-2028	333,751	352,027
Davita Incorporated 144A	4.63	6-1-2030	1,325,000	1,152,750
Encompass Health Corporation	4.63	4-1-2031	175,000	154,438
Encompass Health Corporation	5.75	9-15-2025	575,000	585,063
Mednax Incorporated 144A	5.38	2-15-2030	530,000	493,828
Select Medical Corporation 144A	6.25	8-15-2026	1,320,000	1,310,100
Tenet Healthcare Corporation 144A	4.88	1-1-2026	775,000	758,861
Vizient Incorporated 144A	6.25	5-15-2027	236,000	243,670
				7,838,395
Life sciences tools & services: 0.17%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	350,000	312,483
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	200,000	190,906
				503,389
Pharmaceuticals: 0.09%
Bausch Health Companies Incorporated 144A	6.13	2-1-2027	265,000	254,429
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Industrials: 7.02%
Aerospace & defense: 0.86%
Spirit AeroSystems Holdings Incorporated 144A	5.50%	1-15-2025	$305,000	$ 301,950
Spirit AeroSystems Holdings Incorporated 144A	7.50	4-15-2025	370,000	374,625
TransDigm Group Incorporated 144A	6.25	3-15-2026	575,000	572,125
TransDigm Group Incorporated	6.38	6-15-2026	450,000	444,353
TransDigm Group Incorporated	7.50	3-15-2027	875,000	881,563
				2,574,616
Airlines: 1.76%
American Airlines Group Incorporated 144A	5.75	4-20-2029	550,000	529,966
Hawaiian Airlines Incorporated	3.90	7-15-2027	813,223	744,870
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	2,370,000	2,311,094
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	1,000,000	1,019,980
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	610,000	644,166
				5,250,076
Commercial services & supplies: 1.31%
Allied Universal Holdco LLC 144A	6.00	6-1-2029	1,345,000	1,112,988
CoreCivic Incorporated	8.25	4-15-2026	2,000,000	2,054,440
Covanta Holding Incorporated 144A	4.88	12-1-2029	820,000	746,036
				3,913,464
Construction & engineering: 0.24%
Great Lakes Dredge & Dock Company 144A	5.25	6-1-2029	750,000	701,250
Machinery: 0.91%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	575,000	576,438
TK Elevator US Newco Incorporated 144A	5.25	7-15-2027	675,000	632,354
Werner FinCo LP 144A	8.75	7-15-2025	1,445,000	1,487,339
				2,696,131
Road & rail: 0.99%
Uber Technologies Incorporated 144A	4.50	8-15-2029	1,475,000	1,270,359
Uber Technologies Incorporated 144A	8.00	11-1-2026	1,600,000	1,676,000
				2,946,359
Trading companies & distributors: 0.95%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	1,775,000	1,530,938
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	1,140,000	1,085,850
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	200,000	204,052
				2,820,840
Information technology: 3.86%
Communications equipment: 0.26%
Ciena Corporation 144A	4.00	1-31-2030	410,000	373,871
CommScope Technologies LLC 144A	5.00	3-15-2027	510,000	400,350
				774,221
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  27

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Electronic equipment, instruments & components: 0.21%
Keysight Technologies	4.60%	4-6-2027	$600,000	$ 615,244
IT services: 0.96%
Sabre GLBL Incorporated 144A	7.38	9-1-2025	250,000	252,861
Sabre GLBL Incorporated 144A	9.25	4-15-2025	2,449,000	2,611,932
				2,864,793
Semiconductors & semiconductor equipment: 0.24%
Broadcom Corporation	3.50	1-15-2028	750,000	708,892
Software: 1.67%
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	640,000	592,800
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	2,305,000	2,007,620
NCR Corporation 144A	5.13	4-15-2029	195,000	185,738
NCR Corporation 144A	6.13	9-1-2029	1,000,000	957,500
SS&C Technologies Incorporated 144A	5.50	9-30-2027	500,000	490,020
VMware Incorporated	3.90	8-21-2027	750,000	732,524
				4,966,202
Technology hardware, storage & peripherals: 0.52%
Dell International LLC	6.02	6-15-2026	750,000	792,118
HP Incorporated	4.05	9-15-2022	750,000	755,359
				1,547,477
Materials: 2.88%
Chemicals: 0.41%
Chemours Company 144A	4.63	11-15-2029	950,000	822,938
Olympus Water US Holding Corporation 144A	4.25	10-1-2028	450,000	397,647
				1,220,585
Containers & packaging: 1.59%
Ball Corporation	2.88	8-15-2030	2,725,000	2,291,453
Berry Global Incorporated 144A	5.63	7-15-2027	175,000	174,347
Clydesdale Acquisition Holdings Incorporated 144A	8.75	4-15-2030	640,000	584,922
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	750,000	796,875
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	600,000	598,500
Sealed Air Corporation 144A	5.00	4-15-2029	290,000	287,825
				4,733,922
Metals & mining: 0.85%
Arches Buyer Incorporated 144A	4.25	6-1-2028	800,000	710,984
Arches Buyer Incorporated 144A	6.13	12-1-2028	405,000	352,350
Cleveland-Cliffs Incorporated 144A	4.88	3-1-2031	700,000	647,500
Cleveland-Cliffs Incorporated	5.88	6-1-2027	540,000	537,300
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	300,000	275,250
				2,523,384
Paper & forest products: 0.03%
Clearwater Paper Corporation 144A	4.75	8-15-2028	115,000	101,055
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal		Value
Real estate: 2.58%
Equity REITs: 2.58%
Iron Mountain Incorporated 144A	4.50%	2-15-2031		$1,625,000	$ 1,392,414
Iron Mountain Incorporated 144A	5.25	7-15-2030		1,505,000	1,379,393
Omega HealthCare Investors Incorporated	4.50	4-1-2027		600,000	586,348
Service Properties Trust Company	3.95	1-15-2028		385,000	305,113
Service Properties Trust Company	4.75	10-1-2026		545,000	468,700
Service Properties Trust Company	4.95	2-15-2027		2,260,000	1,958,454
Service Properties Trust Company	7.50	9-15-2025		1,000,000	998,130
SITE Centers Corporation	4.70	6-1-2027		600,000	602,613
					7,691,165
Utilities: 2.72%
Electric utilities: 0.41%
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024		16,000	15,720
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027		400,000	378,892
PG&E Corporation	5.00	7-1-2028		100,000	92,019
PG&E Corporation	5.25	7-1-2030		800,000	727,032
					1,213,663
Independent power & renewable electricity producers: 2.31%
NSG Holdings LLC 144A	7.75	12-15-2025		1,732,410	1,771,389
TerraForm Power Operating LLC 144A	4.75	1-15-2030		1,480,000	1,332,000
TerraForm Power Operating LLC 144A	5.00	1-31-2028		2,475,000	2,311,415
Vistra Operations Company LLC 144A	5.63	2-15-2027		1,500,000	1,477,500
					6,892,304
Total Corporate bonds and notes (Cost $228,648,831)					217,340,663
Foreign corporate bonds and notes : 9.44%
Financials: 9.44%
Banks: 9.44%
European Investment Bank	2.85	12-13-2022	BRL	9,200,000	1,744,184
European Investment Bank	8.00	5-5-2027	ZAR	21,000,000	1,336,527
European Investment Bank	8.38	7-29-2022	ZAR	40,000,000	2,547,032
European Investment Bank	8.75	8-18-2025	ZAR	20,000,000	1,310,116
International Bank for Reconstruction & Development	5.75	1-14-2028	BRL	15,000,000	2,355,091
International Bank for Reconstruction & Development	6.75	2-9-2029	ZAR	60,000,000	3,597,910
International Bank for Reconstruction & Development	7.00	6-7-2023	ZAR	15,000,000	952,088
International Bank for Reconstruction & Development	8.25	6-22-2023	BRL	9,000,000	1,729,751
International Bank for Reconstruction & Development	9.50	2-9-2029	BRL	22,000,000	4,167,004
International Finance Corporation	7.50	5-9-2022	BRL	9,000,000	1,816,766
International Finance Corporation	8.25	1-30-2023	BRL	9,000,000	1,755,600
KfW	7.50	11-10-2022	ZAR	36,000,000	2,291,325
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  29

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal		Value
Banks (continued)
Landwirtschaftliche Rentenbank	8.25%	5-23-2022	ZAR	15,000,000	$ 949,343
The Asian Development Bank	6.00	2-5-2026	BRL	9,000,000	1,552,115
					28,104,852
Total Foreign corporate bonds and notes (Cost $31,056,678)					28,104,852
Foreign government bonds : 19.36%
China Government Bond	3.02	5-27-2031	CNY	14,700,000	2,252,847
Colombia	6.25	11-26-2025	COP	15,000,000,000	3,407,175
Colombia	7.50	8-26-2026	COP	22,725,000,000	5,285,429
Hungary	1.50	4-22-2026	HUF	750,000,000	1,691,383
India	7.27	4-8-2026	INR	60,000,000	803,741
India	7.32	1-28-2024	INR	710,000,000	9,546,234
Indonesia	7.00	9-15-2030	IDR	115,000,000,000	7,900,548
Indonesia	5.50	4-15-2026	IDR	30,000,000,000	2,014,555
Mexico	7.75	5-29-2031	MXN	85,000,000	3,819,033
Mexico	8.50	5-31-2029	MXN	208,500,000	9,909,053
Romania	3.65	9-24-2031	RON	38,500,000	6,256,645
Romania	5.00	2-12-2029	RON	20,000,000	3,794,394
Russia (Acquired 8-9-2019, cost $5,916,196) †>	6.50	2-28-2024	RUB	390,000,000	334,793
Russia (Acquired 8-9-2019, cost $6,033,550) †>	6.90	5-23-2029	RUB	400,000,000	343,378
Russia (Acquired 9-30-2020, cost $4,624,558) †>	7.65	4-10-2030	RUB	325,000,000	278,994
Total Foreign government bonds (Cost $82,427,532)					57,638,202
Loans: 20.09%
Communication services: 1.57%
Diversified telecommunication services: 0.53%
Intelsat Jackson Holdings SA (U.S. SOFR +4.25%) <±	4.92	2-1-2029		$1,615,928	1,567,450
Media: 0.76%
DIRECTV Financing LLC (1 Month LIBOR +5.00%) ±	5.76	8-2-2027		1,504,125	1,496,454
Hubbard Radio LLC (3 Month LIBOR +4.25%) ±	5.25	3-28-2025		766,069	760,323
					2,256,777
Wireless telecommunication services: 0.28%
Connect U.S. Finco LLC (1 Month LIBOR +3.50%) ±	4.50	12-11-2026		857,500	851,678
Consumer discretionary: 2.77%
Auto components: 0.56%
Clarios Global LP (1 Month LIBOR +3.25%) ±	4.01	4-30-2026		190,172	186,924
Truck Hero Incorporated (1 Month LIBOR +3.25%) ±	4.01	1-31-2028		1,583,008	1,474,572
					1,661,496
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Distributors: 0.84%
Spin Holdco Incorporated (1 Month LIBOR +4.00%) ±	4.75%	3-4-2028	$2,507,882	$ 2,494,716
Household durables: 0.18%
Wilsonart LLC (1 Month LIBOR +3.25%) ±	4.25	12-31-2026	587,554	556,290
Multiline retail: 0.51%
LSF9 Atlantis Holdings LLC (U.S. SOFR +7.25%) ‡±	8.00	3-31-2029	1,550,000	1,519,000
Specialty retail: 0.68%
Great Outdoors Group LLC (1 Month LIBOR +3.75%) ±	4.51	3-6-2028	1,208,392	1,194,798
Michaels Companies Incorporated (1 Month LIBOR +4.25%) ±	5.26	4-15-2028	384,033	349,351
Rent-A-Center Incorporated (1 Month LIBOR +3.25%) ±	3.81	2-17-2028	490,050	478,779
				2,022,928
Consumer staples: 0.06%
Food products: 0.06%
Naked Juice LLC (U.S. SOFR +3.25%) ±	4.00	1-24-2029	165,000	161,670
Energy: 1.88%
Oil, gas & consumable fuels: 1.88%
AL NGPL Holdings LLC (1 Month LIBOR +3.75%) ±	4.75	4-14-2028	735,716	733,186
Apergy Corporation (1 Month LIBOR +5.00%) ±	6.00	6-3-2027	2,273,086	2,275,927
GIP II Blue Holdings LP (1 Month LIBOR +1.00%) ±	5.51	9-29-2028	818,428	815,187
NorthRiver Midstream Finance LP (3 Month LIBOR +3.25%) ±	4.22	10-1-2025	912,464	905,967
Prairie ECI Acquiror LP (3 Month LIBOR +4.75%) ±	5.51	3-11-2026	900,000	880,497
				5,610,764
Financials: 3.45%
Diversified financial services: 2.43%
Mallinckrodt International Finance SA (3 Month LIBOR +5.25%) ±	6.25	9-24-2024	1,573,614	1,459,527
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ±	5.26	4-30-2024	2,490,811	2,461,744
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) ‡±	9.24	4-30-2025	923,070	906,916
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) ±	5.00	5-30-2025	1,707,380	1,687,642
Solis IV BV (U.S. SOFR +3.50%) ±	4.00	2-26-2029	760,000	722,190
				7,238,019
Insurance: 0.73%
Asurion LLC (1 Month LIBOR +5.25%) ±	6.01	1-31-2028	2,250,000	2,180,385
Mortgage REITs: 0.29%
Claros Mortgage Trust Incorporated (U.S. SOFR +4.50%) ‡±	5.00	8-9-2026	862,838	858,523
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  31

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health care: 1.76%
Health care equipment & supplies: 0.50%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50%	8-31-2026	$1,517,986	$ 1,502,594
Health care providers & services: 0.44%
Padagis LLC (1 Month LIBOR +4.75%) ‡±	5.72	7-6-2028	381,176	380,224
Vizient Incorporated (U.S. SOFR 1 Month +2.25%) ‡<±	3.03	4-27-2029	935,000	931,494
				1,311,718
Health care technology: 0.58%
AthenaHealth Group Incorporated (U.S. SOFR +3.50%) ±	3.50	2-15-2029	127,588	125,674
AthenaHealth Group Incorporated (U.S. SOFR +3.50%) ±	4.01	2-15-2029	752,769	741,477
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.50%) ±	3.50	3-1-2024	850,000	847,918
				1,715,069
Pharmaceuticals: 0.24%
Bausch Health Companies Incorporated (U.S. SOFR +5.25%) <±	5.75	1-27-2027	735,000	710,194
Industrials: 6.24%
Aerospace & defense: 1.00%
Spirit AeroSystems Incorporated (1 Month LIBOR +3.75%) ±	4.51	1-15-2025	2,982,363	2,973,506
Airlines: 1.66%
AAdvantage Loyalty IP Limited (1 Month LIBOR +4.75%) ±	5.81	4-20-2028	1,012,000	1,029,143
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	2,885,000	2,989,581
SkyMiles IP Limited (3 Month LIBOR +3.75%) ±	4.81	10-20-2027	910,000	939,193
				4,957,917
Commercial services & supplies: 2.67%
Allied Universal Holdco LLC (1 Month LIBOR +3.75%) ±	4.51	5-12-2028	791,025	769,683
Amentum Government Services Holdings LLC (U.S. SOFR +4.00%) ±	4.65	2-15-2029	360,000	356,850
MIP V Waste Holdings LLC (1 Month LIBOR +3.25%) ±	4.01	12-8-2028	350,000	347,813
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	4.76	6-2-2028	1,980,262	1,957,152
Ring Container Technologies (1 Month LIBOR +3.75%) ±	4.27	8-12-2028	1,591,013	1,578,587
The Geo Group Incorporated (3 Month LIBOR +2.00%) <±	2.77	3-22-2024	3,133,658	2,952,689
				7,962,774
Machinery: 0.91%
Alliance Laundry Systems LLC (1 Month LIBOR +3.50%) ±	4.52	10-8-2027	1,841	1,829
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Machinery (continued)
TK Elevator US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.02%	7-30-2027	$1,300,882	$ 1,287,067
Werner FinCo LP (3 Month LIBOR +4.00%) ±	5.01	7-24-2024	1,427,242	1,407,617
				2,696,513
Information technology: 1.72%
IT services: 0.13%
Applied Systems Incorporated (1 Month LIBOR +2.00%) ±	4.01	9-19-2024	378,167	376,798
Software: 1.59%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	4.74	7-24-2026	675,767	665,509
Greeneden US Holdings II LLC (1 Month LIBOR +4.00%) <±	0.00	12-1-2027	850,000	846,813
McAfee LLC (U.S. SOFR +4.00%) ±	4.50	3-1-2029	875,000	850,938
Nexus Buyer LLC (1 Month LIBOR +6.25%) ±	6.75	10-29-2029	1,010,000	996,426
Sophia LP (1 Month LIBOR +3.25%) ±	4.26	10-7-2027	1,402,303	1,384,774
				4,744,460
Materials: 0.64%
Chemicals: 0.26%
Olympus Water US Holding Corporation (1 Month LIBOR +3.75%) ±	4.75	11-9-2028	798,000	781,442
Containers & packaging: 0.37%
Clydesdale Acquisition Holdings Incorporated (U.S. SOFR +4.25%) ±	4.78	4-13-2029	800,000	788,904
Graham Packaging Company Incorporated (1 Month LIBOR +3.00%) ±	3.76	8-4-2027	308,992	302,253
				1,091,157
Paper & forest products: 0.01%
Clearwater Paper Corporation (1 Month LIBOR +3.00%) ‡±	3.63	7-26-2026	20,000	19,800
Total Loans (Cost $60,548,163)				59,823,638
Non-agency mortgage-backed securities: 7.11%
ACE Securities Corporation (1 Month LIBOR +2.63%) ±	2.42	6-25-2033	2,809	2,809
Banc of America Funding Corporation Series 2005 Class 5-1A1	5.50	9-25-2035	90,286	90,125
Banc of America Funding Corporation Series 2005 Class D-A1 ±±	2.73	5-25-2035	142,486	144,565
Banc of America Merrill Lynch Commercial Mortgage Incorporated Series 2017-BNK6 Class D 144A	3.10	7-15-2060	1,000,000	830,644
Banc of America Mortgage Securities Series 2003 Class 1A1 ±±	2.32	4-25-2033	243,958	235,561
Benchmark Mortgage Trust Series 2018-B1 Class A2	3.57	1-15-2051	173,924	174,327
Brookside Mill CLO Limited Series 2013 Class 1A (3 Month LIBOR +2.65%) 144A±	3.69	1-17-2028	1,000,000	1,000,000
Centex Home Equity Series 2002-A Class AF6	5.54	1-25-2032	8,186	8,174
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  33

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C 144A±±	5.01%	9-10-2045	$1,000,000	$ 998,075
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	1.65	7-15-2030	126,890	126,674
Commercial Mortgage Trust Series 2012-CR2 Class C ±±	4.96	8-15-2045	1,000,000	995,680
Commercial Mortgage Trust Series 2012-CR4 Class B 144A	3.70	10-15-2045	1,000,000	870,000
Commercial Mortgage Trust Series 2012-CR5 Class E 144A±±	4.46	12-10-2045	1,000,000	956,910
Commercial Mortgage Trust Series 2012-LC4 Class C ±±	5.46	12-10-2044	500,000	494,663
Commercial Mortgage Trust Series 2013-LC13 Class D 144A±±	5.44	8-10-2046	1,103,000	1,018,068
Countrywide Home Loans Series 2003-48 Class 2A2 ±±	2.29	10-25-2033	27,382	25,760
Credit Suisse First Boston Mortgage Securities Series 2002-AR25 Class 1A1 ±±	2.13	9-25-2032	246,121	237,753
Credit Suisse First Boston Mortgage Securities Series 2003-AR15 Class 3A1 ±±	2.28	6-25-2033	35,380	35,088
Credit Suisse First Boston Mortgage Securities Series 2003-AR9 Class 2A2 ±±	2.34	3-25-2033	8,059	8,145
Credit Suisse First Boston Mortgage Securities Series 2014-USA Class D 144A	4.37	9-15-2037	750,000	635,130
Global Mortgage Securitization Limited Series 2004-A Class A2 (1 Month LIBOR +0.32%) 144A±	0.99	11-25-2032	29,034	27,944
Goldman Sachs Mortgage Securities Trust Series 2010-C1 Class X 144A♀±±	0.59	8-10-2043	682,126	3,622
Goldman Sachs Mortgage Securities Trust Series 2019-GSA1 Class C ±±	3.93	11-10-2052	1,000,000	897,907
Goldman Sachs Mortgage Securities Trust Series 2020-DUNE Class D (1 Month LIBOR +1.90%) 144A±	2.45	12-15-2036	1,000,000	981,391
GSAA Home Equity Trust Series 2004-5 Class AF5	4.40	6-25-2034	25	24
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6 Class E 144A±±	5.35	5-15-2045	520,000	401,861
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C17 Class B ±±	5.05	1-15-2047	50,000	50,178
JPMorgan Mortgage Trust Series 2004-A3 Class 2A1 ±±	2.24	7-25-2034	2,695	2,729
JPMorgan Mortgage Trust Series 2004-A3 Class 3A3 ±±	2.29	7-25-2034	18,917	18,256
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±±	2.49	6-25-2035	73,775	73,695
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 3A1 ±±	2.19	12-25-2033	53,055	54,458
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 4A2 ±±	3.02	1-25-2034	3,578	3,714
MASTR Adjustable Rate Mortgage Trust Series 2004-13 Class 3A7 ±±	2.76	11-21-2034	4,288	4,243
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50%	3-25-2036	$442	$ 400
MF1 Multifamily Housing Mortgage Loan Trust Series 2022 Class FL8-C (30 Day Average U.S. SOFR +2.20%) 144A±	2.47	2-19-2037	1,000,000	997,029
MFRA Trust Series 2022-NQM1 Class M1 144A±±	4.34	12-25-2066	1,000,000	935,768
Mid-State Trust Series 11 Class A1	4.86	7-15-2038	96,722	96,252
MLCC Mortgage Investors Incorporated Series 2003-G Class A2 (6 Month LIBOR +0.68%) ±	0.93	1-25-2029	22,566	22,398
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class XA 144A♀±±	1.45	8-15-2045	576,681	29
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class A4 ±±	4.30	8-15-2046	569,000	566,670
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 Class D 144A±±	4.35	2-15-2046	692,000	531,301
Morgan Stanley Mortgage Loan Trust Series 2004-4 Class 2A ±±	6.39	9-25-2034	14,292	14,794
New Century Home Equity Loan Trust Series 2004-3 Class M1 (1 Month LIBOR +0.93%) ±	1.60	11-25-2034	782,754	760,814
Parallel Limited Series 2021-1A Class D (3 Month LIBOR +3.45%) 144A±	4.49	7-15-2034	1,000,000	950,732
Sequoia Mortgage Trust Series 2003-1 Class 1A (1 Month LIBOR +0.76%) ±	0.97	4-20-2033	4,372	4,219
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE Class D 144A±±	4.53	1-5-2043	1,000,000	640,864
Sound Point CLO Limited Series 2015-1RA Class BR (3 Month LIBOR +1.55%) 144A±	2.59	4-15-2030	1,000,000	982,913
Starwood Commercial Mortgage Trust Series 2022-FL3 Class A (30 Day Average U.S. SOFR +1.35%) 144A±	1.62	11-15-2038	1,200,000	1,180,500
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A ±±	2.77	3-25-2034	18,189	18,517
Terwin Mortgage Trust Series 2003-6HE Class A3 (1 Month LIBOR +1.14%) ±	1.24	11-25-2033	110,861	107,730
TPG Real Estate Finance Trust Series 2022-FL5 Class A (30 Day Average U.S. SOFR +1.65%) 144A±	1.92	2-15-2039	500,000	500,181
Vendee Mortgage Trust Series 2003-2 Class IO ♀±±	0.54	5-15-2033	1,473,654	24,073
Verus Securitization Trust Series 2021-1 Class A2 144A±±	1.05	1-25-2066	494,812	470,904
Washington Mutual Mortgage Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	63,595	63,712
Westgate Resorts Series 2022-1A Class C 144A	2.49	8-20-2036	940,175	906,849
Total Non-agency mortgage-backed securities (Cost $22,675,937)				21,184,822

The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  35

Portfolio of investments—April 30, 2022 (unaudited)

	Expiration date	Shares	Value
Rights: 0.00%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA Series A Contingent Value Rights ♦†	12-5-2025	4,210	$ 0
Intelsat Jackson Holdings SA Series B Contingent Value Rights ♦†	12-5-2025	4,210	0
Total Rights (Cost $0)			0

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 10.96%
Communication services: 0.53%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA ♦†	5.50%	8-1-2023	$4,300,000	0
Media: 0.06%
Virgin Media Finance plc 144A	5.00	7-15-2030	200,000	174,000
Wireless telecommunication services: 0.47%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	750,000	729,375
Telesat Canada 144A	5.63	12-6-2026	360,000	257,020
VMED O2 UK Financing I plc 144A	4.75	7-15-2031	500,000	428,750
				1,415,145
Consumer discretionary: 0.49%
Hotels, restaurants & leisure: 0.21%
GENM Capital Labuan Limited 144A	3.88	4-19-2031	750,000	619,577
Internet & direct marketing retail: 0.28%
Prosus NV 144A	4.19	1-19-2032	1,000,000	844,005
Energy: 1.42%
Energy equipment & services: 0.13%
Nabors Industries Limited 144A	7.25	1-15-2026	400,000	390,916
Oil, gas & consumable fuels: 1.29%
Baytex Energy Corporation 144A	8.75	4-1-2027	1,800,000	1,902,942
Cenovus Energy Incorporated	4.40	4-15-2029	750,000	743,052
Northriver Midstream Finance LP 144A	5.63	2-15-2026	1,227,000	1,196,325
				3,842,319
Financials: 2.13%
Banks: 0.86%
ABN AMRO Bank NV 144A	4.80	4-18-2026	750,000	753,518
Corporación Andina de Fomento	4.38	6-15-2022	958,000	959,745
NatWest Group plc (5 Year Treasury Constant Maturity +2.35%) ±	3.03	11-28-2035	1,000,000	838,267
				2,551,530
Capital markets: 0.19%
Credit Suisse Group AG (5 Year Treasury Constant Maturity +3.55%) 144Aʊ±	4.50	9-3-2030	700,000	561,750
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified financial services: 0.23%
Castlelake Aviation Finance 144A	5.00%	4-15-2027	$770,000	$ 693,000
Insurance: 0.85%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	385,000	382,637
Athene Holding Limited	4.13	1-12-2028	750,000	721,523
Fairfax Financial Holdings Limited	4.85	4-17-2028	750,000	753,496
Sompo International Holdings Limited	7.00	7-15-2034	575,000	674,460
				2,532,116
Health care: 2.19%
Biotechnology: 0.38%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	1,230,000	1,122,252
Pharmaceuticals: 1.81%
Bausch Health Companies Incorporated 144A	4.88	6-1-2028	380,000	337,155
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	3,300,000	2,290,530
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	600,000	436,656
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	100,000	82,500
Teva Pharmaceutical Finance Netherlands III BV	4.75	5-9-2027	185,000	169,275
Teva Pharmaceutical Finance Netherlands III BV	5.13	5-9-2029	185,000	167,888
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	1,410,000	1,410,000
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	500,000	507,624
				5,401,628
Industrials: 3.45%
Aerospace & defense: 0.56%
Bombardier Incorporated 144A	6.00	2-15-2028	185,000	160,025
Bombardier Incorporated 144A	7.13	6-15-2026	270,000	248,400
Bombardier Incorporated 144A	7.88	4-15-2027	1,350,000	1,257,620
				1,666,045
Airlines: 1.21%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	2,276,000	2,569,913
VistaJet 144A	6.38	2-1-2030	1,185,000	1,034,126
				3,604,039
Electrical equipment: 0.59%
Sensata Technologies BV 144A	4.00	4-15-2029	1,690,000	1,506,576
Sensata Technologies BV 144A	5.00	10-1-2025	260,000	258,050
				1,764,626
Machinery: 0.07%
TK Elevator Holdco GmbH 144A	7.63	7-15-2028	224,000	215,566
Metals & mining: 0.26%
Glencore Finance Canada Limited 144A	4.25	10-25-2022	750,000	754,643
Trading companies & distributors: 0.76%
Fly Leasing Limited 144A	7.00	10-15-2024	2,575,000	2,266,541
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  37

Portfolio of investments—April 30, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Materials: 0.61%
Containers & packaging: 0.32%
Ardagh Packaging Finance plc 144A	4.13%	8-15-2026	$75,000	$ 69,375
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	125,000	124,166
Ardagh Packaging Finance plc 144A	5.25	8-15-2027	880,000	755,700
				949,241
Metals & mining: 0.29%
Constellium SE 144A	5.88	2-15-2026	860,000	851,538
Utilities: 0.14%
Multi-utilities: 0.14%
Veolia Environnement SA	6.75	6-1-2038	350,000	430,464
Total Yankee corporate bonds and notes (Cost $35,436,247)				32,650,941
Yankee government bonds: 0.25%
Republic of Trinidad and Tobago 144A	4.50	8-4-2026	750,000	742,508
Total Yankee government bonds (Cost $746,746)				742,508

		Yield	Shares
Short-term investments: 2.79%
Investment companies: 2.79%
Allspring Government Money Market Fund Select Class ♠∞##		0.26	8,309,521	8,309,521
Total Short-term investments (Cost $8,309,521)				8,309,521
Total investments in securities (Cost $481,958,984)	146.39%			435,930,965
Other assets and liabilities, net	(46.39)			(138,138,927)
Total net assets	100.00%			$ 297,792,038

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
♀	Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
‡	Security is valued using significant unobservable inputs.
†	Non-income-earning security
>	Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $957,165 (original aggregate cost of $16,574,304), representing 0.32% of its net assets as of period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

The accompanying notes are an integral part of these financial statements.

38  |  Allspring Multi-Sector Income Fund

Portfolio of investments—April 30, 2022 (unaudited)

Abbreviations:
BRL	Brazilian real
CNY	China yuan
COP	Colombian peso
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUF	Hungarian forint
IDR	Indonesian rupiah
INR	Indian rupee
LIBOR	London Interbank Offered Rate
MXN	Mexican peso
REIT	Real estate investment trust
RON	Romanian lei
RUB	Russian ruble
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$11,880,250	$66,990,643	$(70,561,372)	$0	$0	$8,309,521	8,309,521	$3,087
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  39

Statement of assets and liabilities—April 30, 2022 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $473,649,463)	$ 427,621,444
Investments in affiliated securities, at value (cost $8,309,521)	8,309,521
Cash	863
Foreign currency, at value (cost $51,795)	51,243
Receivable for dividends and interest	6,700,659
Receivable for investments sold	4,974,699
Principal paydown receivable	14,880
Prepaid expenses and other assets	9,874
Total assets	447,683,183
Liabilities
Secured borrowing payable	139,000,000
Payable for investments purchased	7,234,873
Dividends payable	2,670,049
Advisory fee payable	208,737
Trustees’ fees and expenses payable	2,828
Administration fee payable	1,825
Accrued expenses and other liabilities	772,833
Total liabilities	149,891,145
Total net assets	$297,792,038
Net assets consist of
Paid-in capital	$ 386,089,331
Total distributable loss	(88,297,293)
Total net assets	$297,792,038
Net asset value per share
Based on $297,792,038 divided by 28,069,175 shares issued and outstanding (100,000,000 shares authorized)	$10.61
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Multi-Sector Income Fund

Statement of operations—six months ended April 30, 2022 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $51,621)	$ 12,658,201
Dividends	54,041
Income from affiliated securities	3,087
Total investment income	12,715,329
Expenses
Advisory fee	1,294,530
Administration fee	117,684
Custody and accounting fees	1,224
Professional fees	25,804
Shareholder report expenses	4,044
Trustees’ fees and expenses	9,976
Transfer agent fees	1,125
Interest expense	616,310
Other fees and expenses	7,786
Total expenses	2,078,483
Net investment income	10,636,846
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	2,437,065
Foreign currency and foreign currency translations	(288,485)
Net realized gains on investments	2,148,580
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gain tax of $55,197)	(51,670,732)
Foreign currency and foreign currency translations	(593)
Net change in unrealized gains (losses) on investments	(51,671,325)
Net realized and unrealized gains (losses) on investments	(49,522,745)
Net decrease in net assets resulting from operations	$(38,885,899)
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  41

Statement of changes in net assets

	Six months ended April 30, 2022 (unaudited)	Year ended October 31, 2021
Operations
Net investment income	$ 10,636,846	$ 22,093,224
Net realized gains on investments	2,148,580	6,035,635
Net change in unrealized gains (losses) on investments	(51,671,325)	15,139,564
Net increase (decrease) in net assets resulting from operations	(38,885,899)	43,268,423
Distributions to shareholders from
Net investment income and net realized gains	(16,158,921)	(22,656,911)
Tax basis return of capital	0	(8,737,398)
Total distributions to shareholders	(16,158,921)	(31,394,309)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	208,911	211,903
Cost of shares repurchased	(313,087)	(3,698,472)
Net decrease from capital share transactions	(104,176)	(3,486,569)
Total increase (decrease) in net assets	(55,148,996)	8,387,545
Net assets
Beginning of period	352,941,034	344,553,489
End of period	$297,792,038	$352,941,034
The accompanying notes are an integral part of these financial statements.

42  |  Allspring Multi-Sector Income Fund

Statement of cash flows—six months ended April 30, 2022 (unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (38,885,899)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(123,632,660)
Proceeds from the sales of long-term securities	124,635,088
Paydowns	3,394,737
Amortization, net	290,192
Purchases and sales of short-term securities, net	3,570,729
Increase in receivable for investments sold	(2,750,435)
Decrease in principal paydown receivable	39,815
Increase in receivable for dividends and interest	(395,608)
Decrease in prepaid expenses and other assets	3,398
Increase in payable for investments purchased	384,878
Increase in trustees’ fees and expenses payable	5,955
Decrease in advisory fee payable	(22,096)
Decrease in administration fee payable	(19,160)
Increase in accrued expenses and other liabilities	29,170
Litigation payments received	327
Net realized gains on investments	(2,148,580)
Net change in unrealized gains (losses) on investments	51,671,325
Net cash provided by operating activities	16,171,176
Cash flows from financing activities:
Cost of shares repurchased	(313,087)
Cash distributions paid	(15,980,935)
Net cash used in financing activities	(16,294,022)
Net decrease in cash	(122,846)
Cash (including foreign currency):
Beginning of period	174,952
End of period	$ 52,106
Supplemental cash disclosure
Cash paid for interest	$ 525,613
Supplemental non-cash financing disclosure
Reinvestment of dividends	$ 208,911
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  43

Financial highlights
(For a share outstanding throughout each period)
		Year ended October 31
	Six months ended April 30, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.57	$12.14	$13.21	$13.10	$14.31	$14.35
Net investment income	0.38 [1]	0.79 [1]	0.76 [1]	0.81 [1]	0.85 [1]	0.97 [1]
Net realized and unrealized gains (losses) on investments	(1.76)	0.75	(0.86)	0.48	(0.92)	0.18
Total from investment operations	(1.38)	1.54	(0.10)	1.29	(0.07)	1.15
Distributions to shareholders from
Net investment income	(0.58)	(0.81)	(0.65)	(0.70)	(0.46)	(0.70)
Tax basis return of capital	0.00	(0.31)	(0.52)	(0.52)	(0.83)	(0.53)
Total distributions to shareholders	(0.58)	(1.12)	(1.17)	(1.22)	(1.29)	(1.23)
Anti-dilutive effect of shares repurchased	0.00 [2]	0.01	0.20	0.04	0.15	0.04
Net asset value, end of period	$10.61	$12.57	$12.14	$13.21	$13.10	$14.31
Market value, end of period	$9.79	$13.34	$10.85	$12.67	$11.57	$13.05
Total return based on market value[3]	(22.82)%	34.28%	(5.09)%	20.91%	(1.91)%	13.07%
Ratios to average net assets (annualized)
Expenses[4]	1.25%	1.19%	1.75%	2.29%	2.14%	1.68%
Net investment income[4]	6.41%	6.14%	6.15%	6.17%	6.12%	6.73%
Supplemental data
Portfolio turnover rate	24%	47%	36%	26%	25%	38%
Net assets, end of period (000s omitted)	$297,792	$352,941	$344,553	$403,907	$413,317	$499,824
Borrowings outstanding, end of period (000s omitted)	$139,000	$139,000	$139,000	$173,000	$187,000	$187,000
Asset coverage per $1,000 of borrowing, end of period	$3,142	$3,539	$3,479	$3,335	$3,210	$3,673

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2022 (unaudited)	0.37%
Year ended October 31, 2021	0.32%
Year ended October 31, 2020	0.80%
Year ended October 31, 2019	1.32%
Year ended October 31, 2018	1.07%
Year ended October 31, 2017	0.61%
The accompanying notes are an integral part of these financial statements.

44  |  Allspring Multi-Sector Income Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Fund and Allspring Global Investments, LLC, the subadviser to the Fund. Consummation of the transaction resulted in new advisory and subadvisory agreements which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Allspring Multi-Sector Income Fund  |  45

Notes to financial statements (unaudited)
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

46  |  Allspring Multi-Sector Income Fund

Notes to financial statements (unaudited)
As of April 30, 2022, the aggregate cost of all investments for federal income tax purposes was $483,956,298 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 12,345,656
Gross unrealized losses	(60,370,989)
Net unrealized losses	$(48,025,333)
As of October 31, 2021, the Fund had capital loss carryforwards which consisted of $10,696,586 in short-term capital losses and $23,225,728 in long-term capital losses.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 1,358,369	$ 0	$ 1,358,369
Asset-backed securities	0	4,634,811	0	4,634,811
Common stocks
Communication services	0	0	1,125,824	1,125,824
Energy	1,672,910	0	0	1,672,910
Financials	1,343,904	0	0	1,343,904
Corporate bonds and notes	0	217,340,663	0	217,340,663
Foreign corporate bonds and notes	0	28,104,852	0	28,104,852
Foreign government bonds	0	57,638,202	0	57,638,202
Loans	0	55,207,681	4,615,957	59,823,638
Non-agency mortgage-backed securities	0	21,184,822	0	21,184,822
Rights
Communication services	0	0	0	0
Yankee corporate bonds and notes	0	32,650,941	0	32,650,941
Yankee government bonds	0	742,508	0	742,508
Short-term investments
Investment companies	8,309,521	0	0	8,309,521
Total assets	$11,326,335	$418,862,849	$5,741,781	$435,930,965
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.

Allspring Multi-Sector Income Fund  |  47

Notes to financial statements (unaudited)
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common stocks	Loans	Total
Balance as of October 31, 2021	$ 0	$ 5,330,704	$ 5,330,704
Accrued discounts (premiums)	0	3,111	3,111
Realized gains (losses)	0	430	430
Change in unrealized gains (losses)	0	(35,946)	(35,946)
Purchases	0	3,625,298	3,625,298
Sales	0	(90,467)	(90,467)
Transfers into Level 3	1,125,824	0	1,125,824
Transfers out of Level 3	0	(4,217,173)	(4,217,173)
Balance as of April 30, 2022	$1,125,824	$ 4,615,957	$ 5,741,781
Change in unrealized gains (losses) relating to securities still held at April 30, 2022	$ 0	$ 15,804	$ 15,804
The investment types categorized above were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is a subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. Allspring Global Investments (UK) Limited, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is also a subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $11,050,453, $3,449,375 and $(103,379) in interfund purchases, sales and net realized gains (losses), respectively, during the six months ended April 30, 2022.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value.For the six months ended April 30, 2022 and year ended October 31, 2021, the Fund issued 16,765 and 16,436 shares, respectively.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2022, the Fund purchased 31,625 of its shares on the open market at a total cost of $313,087 (weighted

48  |  Allspring Multi-Sector Income Fund

Notes to financial statements (unaudited)
average price per share of $9.89). The weighted average discount of these repurchased shares was 10.73%. For the year ended October 31, 2021, the Fund purchased 320,866 of its shares on the open market at a total cost of $3,698,472.
6. BORROWINGS
The Fund has borrowed $139,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $139,000,000. The Fund is charged interest at the 1 Month London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, when the 1 Month LIBOR ceases to be published (currently through June 30, 2023), the interest rate will transition to a spread over the secured overnight financing rate (SOFR) rather than a spread over LIBOR. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2022 approximates its fair value. If measured at fair value, the borrowings would be categorized as Level 2 under the fair value hierarchy.
During the six months ended April 30, 2022, the Fund had average borrowings outstanding of $139,000,000 at an average interest rate of 0.89% and paid interest in the amount of $616,310, which represents 0.37% of its average daily net assets (annualized).
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2022 were $114,901,600 and $108,318,894, respectively.
As of April 30, 2022, the Fund had the following unfunded loan commitments:
	Unfunded commitments	Unrealized gain (loss)
Bausch Health Companies Incorporated, 5.75%, 1-27-2027	$ 727,650	$ (17,456)
Greeneden US Holdings II LLC, 4.75%, 12-1-2027	850,000	(3,187)
Intelsat Jackson Holdings SA, 4.92%, 2-1-2029	1,098,622	(30,367)
The Geo Group Incorporated, 2.77%, 3-22-2024	1,173,474	(39,125)
Vizient Incorporated, 3.03%, 4-27-2029	925,650	5,844
	$4,775,396	$(84,291)
8. MARKET RISKS
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted. As of April 30, 2022, the Fund held 0.32% of its total net assets in Russian securities with unrealized losses in the amount of $(15,617,139).
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and

Allspring Multi-Sector Income Fund  |  49

Notes to financial statements (unaudited)
investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
April 29, 2022	May 13, 2022	June 1, 2022	$0.09375
May 25, 2022	June 13, 2022	July 1, 2022	0.09256
June 24, 2022	July 12, 2022	August 1, 2022	0.09095
These distributions are not reflected in the accompanying financial statements.

50  |  Allspring Multi-Sector Income Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
ANNUAL MEETING OF SHAREHOLDERS
On February 7, 2022, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Shares voted “For”	Timothy J. Penny	20,958,184
Shares voted “Withhold”		693,267
Shares voted “For”	James G. Polisson	21,107,962
Shares voted “Withhold”		543,489
Shares voted “For”	Pamela Wheelock	21,107,272
Shares voted “Withhold”		544,179
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Multi-Sector Income Fund  |  51

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A

52  |  Allspring Multi-Sector Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Allspring Multi-Sector Income Fund  |  53

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

54  |  Allspring Multi-Sector Income Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Multi-Sector Income Fund  |  55

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

56  |  Allspring Multi-Sector Income Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0522-00397 06-22
SMSI/SAR159 04-22

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Multi-Sector Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES PORTFOLIO MANAGERS

Christopher Kauffman, CFA

Senior Portfolio Manager, Plus Fixed Income

Christopher Kauffman is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Christopher joined WFAM from Tattersall Advisory Group, where he served in a similar role. Before that, he was an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He began his investment industry career in 1997. Christopher earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute.

Chris Lee, CFA

Senior Portfolio Manager, Plus Fixed Income

Chris Lee is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He also served as head of high-yield trading for the WFAM U.S. High Yield Fixed Income team. Prior to this, he served as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team at WFAM. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He began his investment industry career in 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael Lee

Portfolio Manager and Head of Trading, Global Fixed Income

Michael Lee is a portfolio manager and head of trading for the Global Fixed Income team at Allspring Global Investments. His responsibilities include the day-to-day management and implementation of portfolio strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM from Evergreen Investments. Prior to that, Michael worked at Northern Trust Co. He has held investment positions at JPMorganChase and National Westminster Bank. Michael began his investment industry career in 1982. He is a member of the U.K. Society of Investment Professionals.

Alex Perrin

Portfolio Manager, Global Fixed Income

Alex Perrin is a portfolio manager for the Global Fixed Income team at Allspring Global Investments. His responsibilities include developing investment strategies, macro portfolio allocation, portfolio positioning, and risk management. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Alex began his investment industry career in 1992. He earned a bachelor’s degree in mathematics and computer science from Hull University. Alex is a member of the Society of Technical Analysts and an Associate Member of the U.K. Society of Investment Professionals.

Michael Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income

Michael (Mike) Schueller is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Lauren van Biljon, CFA

Portfolio Manager, Global Fixed Income

Lauren van Biljon is a portfolio manager for the Global Fixed Income team at Allspring Global Investments. Her responsibilities include macro portfolio allocation, portfolio positioning, and risk management. Lauren joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Lauren was at Evergreen Investments. Prior to that, she served as an emerging market analyst with 4Cast Ltd. Lauren began her investment industry career in 2007. She earned a bachelor’s degree in economics from the University of Cape Town and a master’s degree in economics from the University of Edinburgh. Lauren has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of the Society of Technical Analysts.

Noah Wise, CFA

Senior Portfolio Manager, Plus Fixed Income

Noah Wise is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Noah joined WFAM as a research analyst and later became a portfolio manager. Prior to joining the firm, Noah worked as a lead market maker for Interactive Brokers. Noah began his investment industry career in 2001. He earned a bachelor’s degree in finance and a master’s degree in business administration with an emphasis in securities analysis from the University of Wisconsin, Madison. Noah has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Christopher Y. Kauffman

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	8	0	3
Total assets of above accounts (millions)	$7,815.93	$0	$166.30

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Chris Lee

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	4	0	0
Total assets of above accounts (millions)	$1,823.03	$0.00	$0.00

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael Lee

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Alex Perrin

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael J. Schueller

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	12	1	1
Total assets of above accounts (millions)	$8,550.78	$52.90	$33.24

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Lauren van Biljon

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	0.00	0.00

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Noah Wise

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	6	6	8
Total assets of above accounts (millions)	$6,327.73	$1,519.27	$944.77

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments. Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring UK. Allspring Global Investments UK Limited (“Allspring UK”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring UK has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation

The Portfolio Managers were compensated by their employing Sub-Adviser using the following- compensation structure:

Allspring Investments. The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

Allspring UK. The compensation structure for Allspring UK Portfolio Managers includes a competitive fixed base salary plus variable incentives (Allspring UK utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” tables in the Prospectuses. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2022:

Christopher Y. Kauffman,	none
Chris Lee,	$100,001 to 500,000
Michael Lee	none
Alex Perrin	None
Michael J. Schueller	none
Lauren van Biljon	none
Noah Wise,	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2021 to 11/30/2021	0	0	0	2,808,086
12/1/2021 to 12/31/2021	0	0	0	2,808,086
1/1/2022 to 1/31/2022	0	0	0	2,809,208
2/1/2022 to 2/28/2022	0	0	0	2,809,208
3/1/2022 to 3/31/2022	31,625	$9.89	31,625	2,777,583
4/1/2022 to 4/30/2022	0	0	0	2,777,583
Total	31,625	$9.89	31,625	2,777,583

On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Multi-Sector Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Multi-Sector Income Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date: June 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Multi-Sector Income Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date: June 27, 2022

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: June 27, 2022